For internal bank processing purposes:
                                                          No. 10.4690.000/fi/no.


Loan Agreement for Current Account Credit Lines

Borrower (Name, Address, Date of Birth)        Bank

IAT Deutschland GmbH                           Volksbank Sottrum eG
Interactive Media Systems                      GroBe StraBe 22
Fahrenheitstr. 1                               27367 Sottrum
28359 Bremen


The Borrower and the Bank conclude the following Agreement:


1 The Bank shall make available to the Borrower a current account credit line on account number 10.4690.000 in the amount of

      700,000.00 DM.

      Purpose:

      Increase of the operating loan.


2     The loan shall be available / X / until further notice until the /no entry/ any
                                    extension        must be agreed to in
                                    advance          and in due time.


3     Conditions

      The current conditions concerning the interest rate and commissions (in percent) are:

      Interest rate: 10.5% p.a.

      If interest rates rise on the money market, the Bank may raise the interest rate to a reasonable level; conversely, if interest rates fall, the Bank shall reduce the interest to a reasonable level. Pursuant to Art. 315 BGB [German Civil Code], the Bank may modify its fees, at its discretion, for banking services generally utilized by Borrowers on a permanent basis (e.g. maintaining an account).

      The Bank shall notify the Borrower of changes in the interest rate and in fees.

      In the event of an increase, the Borrower may terminate this Loan Agreement for Current Account Credit Lines within one month of publication of the changes, effective immediately. If the Borrower terminates the Agreement, the increases shall not affect this Loan Agreement. The Bank shall grant a reasonable time period for settling the account.

      Interest and regularly occurring costs shall be billed / X / monthly, quarterly, semi-annually, annually.

4 Collateral: All collateral to which the Bank is entitled shall secure any and all existing, future, and qualified claims of the Bank under its relationship with the Borrower, unless stipulated otherwise in individual cases in separate agreements. This shall also apply to collateral not set forth herein that serves as security pursuant to the General Terms and Conditions. In addition, the Borrower shall make available to the Bank the following collateral in accordance with separate agreements:

      Letter of guarantee issued by HIBEG GmbH, Bremen, for 350,000.00 DM.

      Letter of support issued by IAT AG, Switzerland, for 700,000.00 DM.

5     Other Provisions

      The current account credit line shall be made available provided the following conditions have been met:

      o     receipt of letter of guarantee of HIBEG GmbH, Bremen, for 350,00.00
            DM;
      o     receipt of the letter of support from IAT AG, Switzerland;
      o registration of the capital increase of IAT GmbH to 700,000.00 DM in the trade registry.

The General Credit Terms set forth on the reverse and the General Terms and Conditions (AGB - Allgemeine Geschaftsbedingungen) of the Bank shall also apply. The AGB may be inspected in the bank's offices; a copy will be provided upon request.

Place, Date:      Bremen, 12/15/95          Place, Date:      /stamp/
                                                                    14 Dec. 1995

Borrower: /signature/                       Bank: /signature/ /signature/
                                                           Original for the Bank

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                                          For internal bank processing purposes:
                                                          No. 10.4690.001/fi/no.

Loan Agreement for Current Account Credit Lines

Borrower (Name, Address, Date of Birth)       Bank

IAT Deutschland GmbH                                    Volksbank Sottrum eG
Interactive Media Systems                               GroBe StraBe 22
Fahrenheitstr. 1                                        27367 Sottrum
28359 Bremen


The Borrower and the Bank conclude the following Agreement:


1 The Bank shall make available to the Borrower a current account credit line on account number 10.4690.001 in the amount of

      350,000.00 DM.

      Purpose:

      Provision of an operating loan.


2     The loan shall be available / X / until further notice until the /no
      entry/; any                               extension must be agreed to
                                                in advance and in due time.


3     Conditions

      The current conditions concerning the interest rate and commissions (in percent) are:

      Interest rate: 10.5% p.a.

      If interest rates rise on the money market, the Bank may raise the interest rate to a reasonable level; conversely, if interest rates fall, the Bank shall reduce the interest to a reasonable level. Pursuant to ss. 315 BGB [Burgerliches Gesetzbuch - German Civil Code], the Bank may modify its fees, at its discretion, for banking services generally utilized by Borrowers on a permanent basis (e.g. maintaining an account).

      The Bank shall notify the Borrower of changes in the interest rate and in fees.

      In the event of an increase, the Borrower may terminate this Loan Agreement for Current Account Credit Lines within one month of publication of the changes, effective immediately. If the Borrower terminates the Agreement, the increases shall not affect this Loan Agreement. The Bank shall grant a reasonable time period for settling the account.

      Interest and regularly occurring costs shall be billed / X / monthly, quarterly, semi-annually, annually.


4 Collateral: All collateral to which the Bank is entitled shall secure any and all existing, future, and qualified claims of the Bank under its relationship with the Borrower, unless stipulated otherwise in individual cases in separate agreements. This shall also apply to collateral not set forth herein that serves as security pursuant to the General Terms and Conditions. In addition, the Borrower shall make available to the Bank the following collateral in accordance with separate agreements:

      Guarantee of IAT AG, Switzerland, for 350,000.00 DM.


5     Other Provisions

      The current account credit line shall be made available provided the following conditions have been met:

      o     receipt of the guarantee of IAT AG, Switzerland, for 350,00.00 DM;
      o registration of the capital increase of IAT GmbH to 700,000.00 DM in the trade registry.

The General Credit Terms set forth on the reverse and the General Terms and Conditions (AGB) of the Bank shall also apply. The AGB may be inspected in the bank's offices; a copy will be provided upon request.

Place, Date:                                         Place, Date:      /stamp/

                                                                    14 Dec. 1995

Borrower:                                          Bank: /signature/ /signature/

                                                           Original for the Bank

General Credit Terms


1     Credit Line, Overdrafts

In availing itself of the credit line, the Borrower may not exceed the credit limit. Nevertheless, should the Borrower overdraw the credit line, that amount exceeding the credit limit shall be repaid to the Bank immediately. Overdrafts of this type shall entail higher interest charges. Overdrafts do not increase the originally granted credit line, even if the Bank has tolerated temporary overdrafts.


2     Joint and Several Liability

In the case of more than one Borrower, all Borrowers shall be liable, jointly and severally.


3     Disclosure of Financial Condition

Pursuant to the provisions of the banking law, the Borrower shall undertake to regularly disclose to the Bank, as long as the credit line is in effect, its asset and income situation, to allow the Bank to inspect its books and records, and to provide any and all information required in connection therewith. To this end, the Bank may obtain the requisite records directly from the persons and/or entities consulting the Borrower in bookkeeping and accounting matters. If the Borrower prepares annual financial statements, it shall submit a copy of same, if necessary in audited form, to the Bank without being requested to do so. The Bank is entitled to obtain information concerning the Borrower from governmental authorities, registries of deeds, other public offices, and insurance companies; to obtain records from said entities; and to inspect records and deeds in the offices of said entities. This includes, in particular, notarized copies of entries in public registries, governmental certifications, and records pertaining to insurance policies. The Bank may submit the Loan Agreement for such purposes.


4     Insurance Policies

The Borrower shall undertake to properly insure the collateral, including any and all accessories, against any and all risks which, in the Bank's view, must be insured, and to prove such insurance to the Bank upon request at any time, in particular, by submitting the requisite insurance policies. The Borrower shall be responsible for satisfying these conditions even if the collateral belongs to others.

5     Collateral

If the financial position of the Borrower, an equally liable person or entity, or a guarantor deteriorates or is at significant risk, or if significant changes occur in the value of the collateral to be created in accordance with the Loan Agreement, which increase the risk of due repayment of the loan relative to the financial condition at the time the loan was granted to an extent that is not insignificant, the Bank may require the Borrower to create additional, suitable collateral at the Bank's discretion, even if until such time the Bank did not require such collateral. The same shall apply if statements about the financial situation of the Borrower, an equally liable person or entity, or a guarantor turn out in hindsight to have been incorrect.

The Borrower may avail itself of the loan only if any and all conditions have been met, the required collateral has been created, and the Bank has verified that everything is in due order.


6     Refinancing

The Bank shall have the right to assign its claims under the Loan Agreement in the event of a refinancing and to convey the collateral created by the Borrower to the refinancing entity.


7     Termination

The Bank may terminate loans and promised loans, in regards to which the parties did not stipulate either a temporal limit or different provisions concerning the period of notice, at any time without complying with a period of notice. If the Bank exercises this right of termination, it shall take the Borrower's legitimate interests into account.

If the loan is terminated without a period of notice, the Bank shall grant to the Borrower a reasonable time frame for settling the loan.

The Bank shall be available at any time to discuss possibilities of achieving mutual agreement in these matters.


8     Costs

Any and all expenses and ancillary costs incurred in connection with this agreement, including the costs of commissioning the responsible cooperative trust agency, shall be borne by the Borrower. The expenses and ancillary costs shall be debited to the Borrower's current bank account.

9     Modification of the Agreement

Any and all modifications of and amendments to this agreement or an agreement concerning the termination thereof shall be made in writing to be effective.


10    Partial Invalidity

The agreement as a whole shall not be affected if individual provisions thereof did not become integral part of the final agreement, are ineffective, or are not implemented. The content of the agreement shall be subject to applicable law if individual provisions have not become integral part of the agreement or are ineffective.


The signature(es) under this agreement
was/were effected before me by the Borrower(s)          was/were verified by me.

He/She                  provided the following identification (type of document)
         is personally known to me
         and has previously identified himself/herself.
No.                      Issuing Authority                           Date Issued

The loan is being granted for  the Borrower's own account
                                                 on account of third parties.(1)

Place, Date                                 Bank Officer






--------
1     Please use form 301 100.

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                                                     For internal bank purposes:
                                                                 No. 10.4690/no.

Guarantee for Claims Under the Banking Relationship

Guarantor (Name, Address, Date of Birth)               Bank

IAT AG                                                 Volksbank Sottrum eG
Aarestra e 17                                          GroBe StraBe 22
CH - 5300 Vogelsang                                    27367 Sottrum


The guarantor assumes the following guarantee relative to the Bank:


      1 For the purposes of securing any and all existing, future, and qualified claims of the Bank or a successor or assignee of the Bank that continues the banking relationship against

Primary Obligor(1)

IAT Deutschland GmbH, Fahrenheitstra e 1, 28359 Bremen,

or its universal successor and assignee, and, if the primary obligor is a company or corporation, against its successor and assignee,

under the banking relationship, in particular,

o under current accounts or under loans of any type whatsoever, bills, checks, deliveries, and services;
o under guarantees, as well as any and all other undertakings on account of third parties; as well as
o under receivables acquired from third parties in connection with customary banking business, bills, and checks, even if the collateral is created in connection with a particular loan,

I/We assume

a directly enforceable guarantee up to

      350,000.00 DM

for current account number 10.4690.001.

2     The guarantee is given for an unlimited time period.


3 The guarantee may be terminated in writing one year after it has been given, at the earliest, subject to a period of notice of three months. The right of termination for important reasons shall remain unaffected thereby.

When the termination takes effect, the guarantee shall be limited to the existing claims secured hereunder at the time. However, the guarantor shall not be liable for any and all loan promises made by the Bank after receipt of the notice of termination. The stipulations of this guarantee shall remain in force until the claims against the primary obligor that are secured hereunder have been satisfied in full.


4 All payments of the guarantor shall serve as collateral until the Bank's claims have been fully satisfied; the Bank's claims against the primary obligor shall be transferred to the guarantor to the extent of the latter's performance only after any and all claims of the Bank have been satisfied in full. The same shall apply to any and all accessory rights. Unless stipulated otherwise in an agreement between the guarantor and the Bank, the Bank shall undertake to transfer the nonaccessory rights to the guarantor. At the request of the guarantor, the Bank shall transfer these claims to the guarantor at an early date, provided it no longer needs them, not even temporarily.


5 The Bank shall have the right to apply any and all proceeds from the collateral, payments of the primary obligor or other persons and/or entities liable hereunder, as well as any and all other payments received first to its claims that exceed the amount secured hereunder and/or, in the case of a termination pursuant to item 3 above, to the then remaining secured balance.


6 If this agreement is executed by several guarantors, all of them shall be jointly and severally liable (joint guarantee).


7 If the Bank's claims against the primary obligor are secured, at present or in the future, by additional guarantees that are separate from the present agreement, each guarantor shall be liable hereunder, irrespective of the other guarantees, for the entire amount stipulated in the respective guarantee (secondary joint guarantee) -- in deviation from ss. 759 BGB2 [Burgerliches Gesetzbuch - German Civil Code]. The guarantee under the present document shall have the same rank as any and all other guarantees assumed by the guarantor.


8 The guarantee waives the right to challenge and to offset pursuant to ss. 770 BGB2, as well as the defense of failure to purse remedies pursuant to ss. 771 BGB2; the guarantor also waives its rights pursuant to ss. 776 BGB2 (release of collateral and of guarantors). The Bank shall therefore have the right to grant additional loans to the primary obligor; to enter into an agreement with the primary obligor concerning the deferment of its claims against the latter; and to arrive at a settlement, in or out of court, regarding its secured claims against the primary obligor, without having to obtain the guarantor's consent.


9 Any and all modifications of and amendments to this guarantee agreement, as well as any agreement concerning its termination, shall be made in writing to be effective.


10 This guarantee agreement shall remain in full force and effect, even if individual provisions thereof have not become integral part of the agreement, are ineffective, or have not been implemented. The content of this agreement shall be subject to applicable law to the extent that individual provisions have not become integral part of this agreement or are ineffective.


11 The General Terms and Conditions of the Bank (AGB) shall also apply. The AGB may be inspected at the Bank's branches; a copy thereof shall be made available upon request.


Place, Date                                 Guarantor


The signature(es) under this agreement
         was/were effected before me by the Borrower(s) was/were verified by me.
He/She                  provided the following identification (type of document)
         is personally known to me
         and has previously identified himself/herself.
No.             Issuing Authority                                    Date Issued

Place, Date                                 Bank Officer



Text of applicable laws:

Art. 769 BGB:           If several persons/entities secure one and the same
                        debt, all of them shall be jointly and severally liable therefor, even if they do not jointly assume the guarantee.

Art. 770 BGB:           The guarantor may refuse to satisfy the creditor as long
                        as the primary obligor has the right to challenge the legal transaction underlying his debt. The guarantor has the same right as long as the creditor can satisfy any and all claims due against the primary obligor by offsetting them.

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Art. 771 BGB:           The guarantor may refuse to satisfy the creditor's
                        claims as long as the creditor has not successfully enforced its claims against the primary obligor (defense of failure to pursue remedies).

Art. 776 BGB:           If the guarantor waives a preferential right in
                        connection with the claim, a mortgage or a maritime mortgage pertaining to the claim, a right of lien pertaining to the claim, or the right against a coguarantor, the guarantor shall be released from his obligation insofar as he could have obtained damages under the right waived pursuant to ss.774 BGB. This also applies if the waived right came into existence after the guarantee was assumed.


[Endnotes]

1. If there are several primary obligors, and if the collateral is also designed to secure the claims against individual obligors, such fact shall be negotiated separately and expressed through suitable additional wording, such as "and against each one of the obligors."

2.    See the text of the law on the reverse.

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                                                                      Appendix 1

Undertaking
Pursuant to Section II, No. 16 of the Guarantee


IAT Deutschland GmbH agrees herewith that the representatives of the State, the City of Bremen, or the Audit Office of the Free Hanseatic City of Bremen may inspect the books of IAT Deutschland GmbH in its offices, as long as Hanseatische Industrie-Beteiligungen GmbH, Bremen, guarantees loans granted to IAT Deutschland or if the guarantee is enforced against the former, thus giving rise to claims against IAT Deutschland GmbH.

Sottrum,


(IAT Deutschland GmbH)

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                                                                      Appendix 2

Undertaking

Until the guarantee relationship is terminated, IAT Deutschland GmbH undertakes relative to Volksbank Sottrum to

      a) notify it immediately of and to explain any and all circumstances that might bring about a change in the assessment of the economic situation of IAT Deutschland GmbH relative to the time at which the Bank agreed to provide the loan or at which the guarantee was provided;

      b) not to relocate either the company that is being supported with the help of the secured loan or the offices (or essential parts thereof) that are being supported with the help of the loan from the territory of the Free Hanseatic City of Bremen without the written consent of Volksbank Sottrum; and

      c) not to change its legal form or to merge with another company without the consent of Volksbank Sottrum.

Pursuant to the provisions of the guarantee agreement, Volksbank Sottrum reserves the right to terminate the secured loan effective immediately if IAT Deutschland GmbH

      o has made incorrect statements in order to obtain the guarantee or
      o has violated existing obligations relative to HIBEG in connection with the guarantee
      or
      o has violated its obligations pursuant to Item 3 b) or c) of the General Guarantee Terms or has committed gross violations of its obligations under Item 3 a) of the General Guarantee Terms.

Sottrum,



(IAT Deutschland GmbH)

                                                                      Appendix 3

                                Letter of Support

                                     IAT AG
                                   Aarestr. 17
                           CH - 5300 Vogelsang-Turgi,

       represented by Dr. Viktor Vogt, President of the Supervisory Board,

       herewith issues the following Letter of Support for its subsidiary

                              IAT Deutschland GmbH
                               FahrenheitstraBe 9
                                D - 28359 Bremen:


We, IAT AG, CH - 5300 Vogelsang-Turgi, undertake to financially support our subsidiary, IAT Deutschland GmbH, at all times in a manner enabling the latter to satisfy its obligations under the loan agreement concluded with Volksbank Sottrum eG.

Sottrum,


(IAT AG, Dr. Viktor Vogt)